UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY CAROLINAS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-04928	56-0205520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.   Other Events.

Duke Energy Carolinas, LLC (“Duke Energy Carolinas”) is involved in an ongoing rate proceeding before the Public Service Commission of South Carolina (the “Commission”).  On November 16, 2009, Duke Energy Carolinas announced that it had reached an agreement in principle with the South Carolina Office of Regulatory Staff (“ORS”) and filed a Notice of Settlement with the Commission.  The terms of the agreement were filed with the Commission on November 24, 2009 and include an annual base rate increase of $74 million beginning February 1, 2010.  The settlement agreement also includes the South Carolina Energy Users Committee.  The agreement also helps lower the total impact to customer bills as a result of riders principally relating to the return of demand-side management (DSM) over-collection to customers over three years as well as insurance distributions, which accelerate the return of regulatory liabilities to customers.  The proposed settlement includes an allowed Return on Equity of 11 percent with rates based upon a 10.7 percent Return on Equity and a capital structure of 53 percent equity and 47 percent long-term debt.  Additionally, Duke Energy Carolinas agrees not to file another rate case before 2011 with any changes to rates taking effect in 2012.  The settlement agreement is subject to the review and approval by the Commission.  Changes to rates are expected to be implemented on February 1, 2010.

An overview providing additional detail on the settlement is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Duke Energy Carolinas Summary of Proposed Settlement with the South Carolina Office of Regulatory Staff and South Carolina Energy Users Committee

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: November 24, 2009	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller

DUKE ENERGY CAROLINAS, LLC

Date: November 24, 2009	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Chief Financial Officer, Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Duke Energy Carolinas Summary of Proposed Settlement with the South Carolina Office of Regulatory Staff and South Carolina Energy Users Committee